EXHIBIT 10.13

                               EXCHANGE AGREEMENT

                  THIS EXCHANGE AGREEMENT (the "Exchange Agreement"), dated as of the 23 day of March, 2001, is among Chicken Kitchen Corporation, a Florida corporation (the "Company"), Christian Mahe de Berdouare ("Mr. de Berdouare"), the parties listed in Annex A hereto (individually, a "Shareholder" and collectively, the "Shareholders") and the parties listed in Annex B hereto (individually, an "Other Plaintiff" and collectively, the "Other Plaintiffs"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in Article VI hereof.

                                    EXCHANGE

         Exchange. The Company hereby agrees to issue to each Shareholder, and each Shareholder hereby agrees to accept from the Company, the number of shares of the Company's Class A Common Stock, $.0005 par value per share, listed in column (C) of Annex A set forth opposite such Shareholder's name (collectively, the "Exchanged Shares") in exchange for the transfer, assignment and conveyance to the Company by each Shareholder of the Company's Series A Convertible Preferred Stock listed in column (B) of Annex A set forth opposite such Shareholder's name (collectively, the "Preferred Stock"). The Exchanged Shares shall be issued without a legend concerning the Exchanged Shares being unregistered securities under the Securities Act and without "stop transfer" orders; provided the counsel for the Shareholders delivers an opinion to the Transfer Agent and the Company in a form satisfactory to the Transfer Agent and the Company concerning the applicability of Rule 144(k).

         No dividends. Each Shareholder and each Other Plaintiff hereby agrees that such Shareholder or such Other Plaintiff (as the case may be) shall not be entitled to receive, and hereby waives any rights that but for this Section 1.2 it otherwise might have to, any dividends for any period prior to the consummation of the exchange provided for in Section 1.1 in respect to its shares of Preferred Stock pursuant to the Designation Statement or otherwise.

         Restricted Securities.

                  Each Shareholder hereby acknowledges that the Exchanged Shares are "restricted securities" within the meaning of the Securities Act and they may be transferred by such Shareholder only pursuant to an effective registration statement under the Securities Act or exception from the registration requirements of the Securities Act and applicable state securities laws.

                  Based on Rule 144(d)(3)(i), the Company hereby agrees not to take the position that the purchase date for the purposes of Rule 144 for the Exchanged Shares by the Shareholders is different from the original purchase date (the "Purchase Date") of the Preferred Stock which is being exchanged pursuant to this Agreement.

                  (a) The Company's agreements set forth in Section 1.1, this
Section 1.3 and Section 4.2(a) are based upon existing law and interpretation thereof by the Securities and Exchange Commission ("SEC") and such agreements shall be void and of no force and effect from and after any time that a change in law or interpretation by the SEC after the date hereof conflicts with such agreements.

         Note.

                  On or prior to the Closing Date, the Company shall duly execute and deliver to the Shareholders Representative a note substantially in the form of Exhibit A hereto in the aggregate principal amount of the Deferred Amount (the "Note").

                  The Note shall be due and payable on the Maturity Date. Upon payment in full of all amounts outstanding under the Note, the Shareholders' Representative shall mark the Note "PAID IN FULL" and return the Note to the Company; provided, however, in the event that the Shareholders' Representative effectuates the sale of Deposited Shares (as defined below) in accordance with
Section 1.5, upon payment in full of all amounts outstanding under the Note, the Shareholders' Representative shall duly endorse and deliver the Note to Mr. de Berdouare.

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                  The Shareholders, jointly and severally, agree to indemnify and hold the Company and its directors, officers, employees, agents and servants and each of their respective successors and permitted assigns (the "Indemnitees"), harmless against and with respect to, any and all loss, liability, damage, or expense (including, without limitation, attorneys' fees and costs) that the Indemnitees may suffer or incur as a result of any act of gross negligence or willful misconduct by the Shareholders' Representative with respect to actions and omissions of the Shareholders' Representative with respect to the Note. The provisions of this Section 1.4(c), including without limitation the right to indemnification, shall survive the resignation of the Shareholders' Representative and the satisfaction of all other obligations of parties hereto to other parties hereto.

         Deposited Shares.

                  On or prior to the Closing Date, Mr. de Berdouare shall deliver certificates representing Five Hundred Thousand (500,000) shares of the Company's Class A Common Stock of which Mr. de Berdouare is a record and beneficial owner (the "Deposited Shares"), accompanied by stock powers duly executed in blank (the "Stock Powers") to the Shares Escrow Agent.

                  Unless an Event of Default has occurred and is continuing :

                           Mr. de Berdouare shall be entitled to exercise any
and all voting and other consensual rights pertaining to the Deposited Shares for any purpose not inconsistent with this Agreement.

                           Mr. de Berdouare shall be entitled to receive and
retain any and all dividends, interest paid, or any other distributions in respect of the Deposited Shares.

                  In the event an Event of Default occurs and is continuing, the Shareholders' Representative may deliver the Shares Release Certificate to the Shares Escrow Agent and cause the Shares Escrow Agent to release the Deposited Shares, accompanied by the Stock Powers, to the Shareholders' Representative.

                  The Shareholders' Representative is hereby instructed and authorized to (i) sell only the number of Deposited Shares that is necessary to sell in order to satisfy any unpaid and past due amounts under the Note, provided, however, that any such sale shall be in accordance with applicable federal and state securities laws, and (ii) apply any and all proceeds of such sale to reduce any amounts outstanding under the Note. Each Shareholder hereby agrees to cause the Shareholders' Representative to use his or her best efforts to sell only such number of Deposited Shares as necessary to satisfy unpaid and past due amounts under the Note on the date of such sale. While the Deposited Shares are in the possession of the Shareholders' Representative, each Shareholder hereby agrees to cause the Shareholders' Representative to exercise such standards of care as such Shareholder would exercise in maintaining the Deposited Shares or any other stock certificates for its own account.

                  The Shareholders' Representative shall, and the Shareholders shall cause the Shareholders' Representative to, sell the Deposited Shares in a public sale within 90 days of receipt of the Deposited Shares from the Shares Escrow Agent or such later time as such sale may be made in accordance with applicable law. Consent of Mr. de Berdouare, which consent shall not be unreasonably withheld, shall be required for any non-public sale or any sale that occurs after the 90 days' period mentioned above. Shareholders will consult with Mr. de Berdouare as to the most efficient method and timing of the sale and take into account the desire of the parties to maximize the value of Deposited Shares.

                  The Shareholders, jointly and severally, agree to indemnify and hold Mr. de Berdouare harmless against and with respect to, any and all loss, liability, damage, or expense (including, without limitation, attorneys' fees and costs) that Mr. de Berdouare may suffer or incur as a result of any act of gross negligence or willful misconduct by the Shareholders' Representative with respect to actions and omissions of the Shareholders' Representative with respect to the Deposited Shares and proceeds from the sale thereof. The provisions of this Section 1.5(f), including without limitation the right to indemnification, shall survive the resignation of the Shareholders' Representative and the satisfaction of all other obligations of parties hereto to other parties hereto.

                  Upon effectuating the sale of Deposited Shares, the Shareholders' Representative shall deliver to Mr. de Berdouare (i) a duly executed certificate certifying as to the number of shares and the amount of proceeds received from the sale of Deposited Shares; (ii) any unsold Deposited Shares; (iii) any Excess Proceeds; and (iv) upon satisfaction in full of all amounts due and payable under the Note, the Note duly endorsed to Mr. de Berdouare.

                  The Shareholders and the Shareholders' Representative hereby agree, upon request of Mr. de Berdouare, to undertake promptly any and all action and execute and deliver any and all documents (including without limitation, a duly executed Final Shares Release Notice), necessary to cause the Shares Escrow Agent to release the Deposited Shares to Mr. de Berdouare, or such other party as Mr. de Berdouare shall designate in writing, provided that all amounts outstanding under the Note have been fully paid and satisfied.

         Letter Agreement. As of the Closing Date, upon due execution and delivery of all Transaction Documents by all parties thereto, the Letter Agreement shall have no further force and effect.

         1.2 Sales by Mr. de Berdouare. Shareholders agree that Chicken Kitchen's president, Mr. de Berdouare shall be entitled to sell, from time to time, up to 50% of the then maximum available number of shares of Chicken Kitchen which are salable under Rule 144 without regard to such Rule 144 sales made by any other person.

         Releases.

                  In consideration of the Company Release dated of even date herewith duly executed and delivered by each Shareholder and each Other Plaintiff, the Company and Mr. de Berdouare shall execute and deliver to the Shareholders and the Other Plaintiffs the Shareholder Release.

                  In consideration of the Shareholder Release dated of even date herewith duly executed and delivered by the Company and Mr. de Berdouare, the Shareholders and the Other Plaintiffs shall execute and deliver the Company Release to the Company and Mr. de Berdouare.

                              CONDITIONS PRECEDENT

         Conditions Precedent to Obligations of the Shareholders. The obligation of each Shareholder to accept the Exchanged Shares on the Closing Date is subject to the satisfaction of the following conditions precedent or a waiver thereof by such Shareholder:

                  The Company shall duly execute and deliver to each Shareholder stock certificates evidencing the number of Exchanged Shares set forth opposite such Shareholder's name in Annex A, issued in the name of such Shareholder.

                  The representations and warranties of the Company and Mr. de Berdouare contained herein shall be true and correct on and as of the Closing Date.

                  The Shareholders and the Other Plaintiffs shall have received a Shareholders Release substantially in the form of Exhibit B hereto and duly executed by the Company and Mr. de Berdouare.

                  The Company shall have made a demand prior to the Closing Date that CRG prepare and deliver a marketing plan to the Company, which marketing plan shall cover the 12 months' period after the Closing Date.

                  The Shares Escrow Agent shall have received the Deposited Shares and the Stock Powers.

                  Scott J. Link, Esq. shall have received a bank check in the aggregate amount of $300,000.00 from the Company payable to Scott J. Link, Esq. for the benefit of the Shareholders.

                  The firm of Ackerman, Link, Santory shall have delivered the Escrowed Amount to the Shareholders' Representative.

                  The Shareholders' Representative shall have received the Note duly executed by the Company.

         Conditions Precedent to Obligations of the Company and Mr. de Berdouare. The obligation of the Company to issue and deliver the Exchanged Shares to the respective Shareholders on the Closing Date and of Mr. de Berdouare to deliver the Deposited Shares to the Shares Escrow Agent is subject to the satisfaction of the following conditions precedent or a waiver thereof by the Company and Mr. de Berdouare:

                  (a) Each Shareholder shall have delivered to the Company the stock certificates representing the number of shares of the Preferred Stock set forth opposite such Shareholder's name in Annex A and a stock power duly executed by such Shareholder in blank.

                  The representations and warranties of the Shareholders and the Other Plaintiffs contained herein shall be true and correct on and as of the Closing Date.

                  The Company and Mr. de Berdouare shall have received the Company Release substantially in the form of Exhibit C hereto and duly executed and delivered by the Shareholders and the Other Plaintiffs.

                  The Company and Mr. de Berdouare shall have received a duly executed Stipulation of Dismissal substantially in the form of Exhibit D hereto from the Shareholders and the Other Plaintiffs.

                  Each Shareholder shall have appointed Olympus Capital as the Shareholders' Representative and shall have delivered (i) a duly executed power of attorney (the "Power of Attorney"), in a form reasonably satisfactory to the Company and Mr. de Berdouare, to the Shareholders' Representative and (ii) a true and correct copy thereof to the Company and Mr. de Berdouare.

                  The Company and the transfer agent of the Company (the "Transfer Agent") shall have received an opinion of counsel to the Shareholders in the form satisfactory to the Company and the Transfer Agent concerning the applicability of Rule 144(k) to the Exchange Shares and such other issues as the Company may reasonably request.

         Conditions Precedent to Obligations of all Parties. The obligations of each party under this Exchange Agreement are subject to the satisfaction or a waiver by all other parties of the following conditions precedent:

                  No action or proceeding shall have been instituted and, at what would otherwise be the Closing Date, remain pending before any governmental authority to restrain, prohibit or otherwise challenge the consummation of the transactions contemplated hereby or the performance of the material obligations of the parties hereto, nor shall any governmental authority have notified any party to this Exchange Agreement and other Transaction Documents that the consummation of the transactions contemplated hereby and thereby would constitute a violation of law and that it intends to commence proceedings to restrain the consummation of such transactions, to force divestiture if the same are consummated or to materially modify the terms or results of such transactions unless such governmental authority shall have withdrawn such notice or otherwise indicated in writing that it will not take any action, prior to what would otherwise have been the Closing Date.

                  Each Shareholder, the Shares Escrow Agent, the Shareholder's Representative and Mr. de Berdouare shall have duly executed and delivered the Shares Escrow Agreement substantially in the form of Exhibit E hereto to other parties thereto.

                         REPRESENTATIONS AND WARRANTIES

         Representations and Warranties of Shareholders. Each Shareholder hereby represents and warrants to the Company and Mr. de Berdouare as follows:

                  Such Shareholder shall acquire the Exchanged Shares for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to or for resale, distribution or fractionalization thereof in whole or in part. Such Shareholder does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Exchanged Shares.

                  Such Shareholder has full legal right and power, corporate or other, and authority to execute, deliver and perform this Exchange Agreement, the other Transaction Documents and all of the other documents required to be executed and delivered by it in connection herewith and therewith and to do all acts as are expressly required or contemplated hereunder or thereunder to be done, observed or performed by it. The execution, delivery and performance by such Shareholder of this Exchange Agreement and the other Transaction Documents and all of the other documents required to be executed and delivered by such Shareholder in connection herewith and therewith and the taking of all acts as expressly required or contemplated hereunder or thereunder to be done, observed or performed by it have been duly authorized by all necessary corporate, stockholder or other pertinent action. This Exchange Agreement and the other Transaction Documents to be delivered by such Shareholder in connection herewith have been duly executed by such Shareholder and delivered to the Company and Mr. de Berdouare and, assuming due authorization, execution and delivery hereof and thereof by other parties hereto and thereto, are valid and binding obligations of such Shareholder, enforceable against such

Shareholder in accordance with their terms, except as such enforceability may be limited by the Bankruptcy Exception.

                  Such Shareholder has good and marketable title to the shares of the Preferred Stock set forth in Column B of Annex A hereto opposite such Shareholder's name, free and clear of all Liens, and the Shareholder does not own of record or beneficially any other capital stock of the Company.

                  (b) Such Shareholder has duly appointed the Shareholders' Representative as its true and lawful representative, agent and attorney authorized and empowered to act for on behalf and in the name, place and stead of such Shareholder with respect to all acts as are expressly required or contemplated hereunder, any other Transaction Document or any other document required to be executed and delivered by such Shareholder or the Shareholders' Representative hereunder and thereunder.

                  Such Shareholder has duly appointed Scott J. Link, Esq. as its true and lawful representative, agent and attorney authorized and empowered to act for on behalf and in the name, place and stead of such Shareholder with respect to the execution, delivery and filing with an applicable court of the Stipulation of Dismissal.

                  Such Shareholder represents that it is a sophisticated purchaser and that it fully understands that no representations or warranties are being made by the Company or Mr. de Berdouare as to the financial condition of the Company now, or at any point in the future, or as to the future prospects of the Company.

                  Such Shareholder acknowledges that operations of the Company currently result in losses; that there can be no assurance that cash on hand and cash generated from operations will be sufficient to fund operations either currently, or in the future; that there can be no assurance that in the case where such cash is insufficient, the Company will be able to obtain funding, on acceptable terms, to continue operations; and that in the case where additional funds are obtained by the sale of equity securities, such Shareholder may sustain significant dilution of its equity position in the Company. Such Shareholder further acknowledges that the Company's ability to continue operations is uncertain and that, among other things, the Company may need to seek reorganization and/or other relief under Federal bankruptcy laws.

                  Such Shareholder is not an Affiliate of the Company and has not been an Affiliate of the Company during the preceding three (3) months and
(ii) a period of at least two (2) years has elapsed since the latter of the date the Preferred Stock was acquired from the Company or from an Affiliate of the Company by such Shareholder.

                  Such Shareholder acknowledges that the Company's independent accountants modified their report to the Company's year-end, March 31, 1999 and March 31, 2000, financial statements to reflect doubt as to the Company's ability to continue as a going concern.

                  Such Shareholder hereby represents that any and all information provided by such Shareholder and each representation and warranty of such Shareholder contained in any document or instrument delivered in connection with this Agreement is true, complete and correct as of the date hereof.

         Representations and Warranties of Other Plaintiffs. Each Other Plaintiff hereby represents and warrants to the Company and Mr. de Berdouare as follows:

                  Such Other Plaintiff has full legal right and power, corporate or other, and authority to execute, deliver and perform this Exchange Agreement, the other Transaction Documents and all of the other documents required to be executed and delivered by it in connection herewith and therewith and to do all acts as are expressly required or contemplated hereunder or thereunder to be done, observed or performed by it. The execution, delivery and performance by such Other Plaintiff of this Exchange Agreement and the other Transaction Documents and all of the other documents required to be executed and delivered by such Other Plaintiff in connection herewith and therewith and the taking of all acts as expressly required or contemplated hereunder or thereunder to be done, observed or performed by it have been duly authorized by all necessary corporate, stockholder or other pertinent action. This Exchange Agreement and the other Transaction Documents to be delivered by such Other Plaintiff in connection herewith have been duly executed by such Other Plaintiff and delivered to the Company and Mr. de Berdouare and, assuming due authorization, execution and delivery hereof and thereof by other parties hereto and thereto, are valid and binding obligations of such Other Plaintiff, enforceable against such Other Plaintiff in accordance with their terms, except as such enforceability may be limited by the Bankruptcy Exception.

                  Such Other Plaintiff is neither a beneficial owner nor an owner of record of any capital stock of the Company.

                  Such Other Plaintiff has duly appointed Scott J. Link, Esq. as its true and lawful representative, agent and attorney authorized and empowered to act for on behalf and in the name, place and stead of such Other Plaintiff with respect to the execution, delivery and filing with an applicable court of the Stipulation of Dismissal.

         Representations and Warranties of the Company. The Company hereby represents and warrants to the Shareholders and the Other Plaintiffs as follows:

                  The Company is duly organized, validly existing and in good standing under the laws of the State of Florida.

                  The Exchanged Shares have been duly authorized and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable.

                  The Company has full power, legal right and corporate power and authority to execute, deliver and perform this Exchange Agreement, the other Transaction Documents and all of the other documents required to be executed and delivered by it in connection herewith and therewith and to do all acts as are expressly required or contemplated hereunder or thereunder to be done, observed or performed by it. The execution, delivery and performance by the Company of this Exchange Agreement and all of the other documents required to be executed and delivered by it in connection herewith and the taking of all acts as expressly required or contemplated hereunder or thereunder to be done, observed or performed by it have been duly authorized by all necessary corporate and stockholder action. This Exchange Agreement, the other Transaction Documents and all of the other documents to be delivered by the Company in connection herewith and therewith have been duly executed by the Company and delivered by the Company to the Shareholders and, assuming due authorization, execution and delivery hereof and thereof by other parties hereto and thereto, are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by the Bankruptcy Exception.

                  The Company has duly appointed Michael P. Woodbury, Esq. as its true and lawful representative, agent and attorney authorized and empowered to act for on behalf and in the name, place and stead of the Company with respect to the execution, delivery and filing with an applicable court of the Stipulation of Dismissal.

         Representations and Warranties of Mr. de Berdouare. Mr. de Berdouare hereby represents and warrants to the Shareholders and the Other Plaintiffs as follows:

                  Assuming due authorization, execution and delivery hereof and thereof by other parties hereto and thereto, the Exchange Agreement and the Shares Escrow Agreement are valid and binding obligations of Mr. de Berdouare, enforceable against Mr. de Berdouare in accordance with their terms, except as such enforceability may be limited by the Bankruptcy Exception.

                  Mr. de Berdouare has duly appointed Michael P. Woodbury, Esq. as its true and lawful representative, agent and attorney authorized and empowered to act for on behalf and in the name, place and stead of Mr. de Berdouare with respect to the execution, delivery and filing with an applicable court of the Stipulation of Dismissal.

         Survival. The provisions of this Article III shall survive the Closing Date and the satisfaction of all other obligations of parties hereto to other parties hereto.

                                    COVENANTS

         Covenants of Shareholders.

                  No Shareholder shall purchase, or cause or permit its Affiliates, officers, directors, employees, and immediate family members to, purchase any Common Stock, or any other equity securities of the Company other than the Exchanged Shares.

                  Every 90 days after the Closing Date, and again upon the sale of 90% of all Exchanged Shares, each Shareholder shall report to, and shall cause the Shareholders' Representative to report to, the Company the number of the Exchanged Shares that have been sold by the Shareholders in the preceding 90 days, the proceeds realized from such sales, and the number of shares legally owned in the aggregate by all Shareholders and by each of the Shareholders as of the date of such report.

                  Each Shareholder shall vote and shall cause its Affiliates, officers, directors, employees and immediate family to vote at any meeting of shareholders of the Company or to evidence its or their consent pursuant to a written consent in respect of any voting securities of the Company in accordance with the recommendations of the Board of Directors of the Company on all matters, except where such matter would either constitute an Event of Default, or directly alter the terms of the Note or this Exchange Agreement or any other Transaction Document (without consent of the other parties thereto).

                  As long as a Shareholder is a legal or beneficial owner of any Exchanged Shares, such Shareholder shall not terminate the Power of Attorney unless all Shareholders: (i) appoint a successor to the then Shareholders' Representative reasonably satisfactory to the Company and Mr. de Berdouare and
(ii) deliver to the Company and Mr. de Berdouare a copy of a Power of Attorney executed by such Shareholders in a form reasonably satisfactory to the Company and Mr. de Berdouare.

                  Each Shareholder agrees that such Shareholder shall not institute or participate in any action, suit or proceeding, or take a position, that challenges the valid issuance or any term or condition of Class B Common Stock, or the compliance by the Company or any of its officers, directors or agents with any term or condition of Class B Common Stock.

         Covenants of Each Other Plaintiff.

                  No Other Plaintiff shall purchase, or cause or permit its Affiliates, officers, directors, employees and immediate family members to, purchase any Common Stock, or any other equity securities of the Company.

                  Each Other Plaintiff agrees that such Other Plaintiff shall not institute or participate in any action, suit or proceeding, or take a position, that challenges the valid issuance or any term or condition of Class B Common Stock, or the compliance by the Company or any of its officers, directors or agents with any term or condition of Class B Common Stock.

         Covenants of the Company.

                  If the counsel for the Shareholders delivers an opinion to the Transfer Agent and the Company in a form satisfactory to the Transfer Agent and the Company concerning the applicability of Rule 144(k) to the Exchanged Shares, the Company will not object to the Transfer Agent issuing new certificates representing the Exchanged Shares without a legend concerning the Exchanged Shares being unregistered securities under the Securities Act in exchange for certificates representing Preferred Stock or Exchanged Shares containing a legend.

                  During the Time Period, all Class B Common Stock shall remain validly issued and outstanding.

                  During the Time Period, the Company will not perform any of the following:

                           A reverse stock split of the Company's Class A Common
Stock; or

                           Except for (x) existing obligations to issue stock to
employees, (y) any stock issued pursuant hereto, and (z) any stock issued in connection with a settlement of any other existing litigation, issue any Common Stock or any security convertible into or exercisable for Common Stock (the parties agree that the issuance of options and/or rights to receive common stock that are not exercisable or convertible until the expiration of the Time Period does not violate this provision).

         1.3 Covenants of Mr. de Berdouare. During the Time Period, Mr. de Berdouare shall not vote Class B Common Stock to effectuate what would constitute an Event of Default, or directly alter the terms of the Note, this Exchange Agreement or any other Transaction Document.

                                  MISCELLANEOUS

         Further Assurances. At any time and from time to time after the Closing Date, at the request of any party hereto and without further consideration, the other parties hereto (or its successors) promptly shall do, execute, acknowledge and deliver any and all such further acts, assignments, transfers and any instruments of further assurance, approvals and consents as are reasonably necessary and proper in order to complete, ensure and perfect the transactions contemplated hereby.

         Expense. Each party hereto shall bear its own costs and expenses incurred in connection with the preparation, negotiation and execution of the Transaction Documents (including expenses incurred in connection with the Stipulation Dismissal).

         Modification. Neither this Exchange Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument signed by the party against whom any waiver, modification, discharge or termination is sought.

         Notices. All notices required under the terms and provisions of this Agreement shall be in writing, and any such notice may be given by United States mail, courier service or facsimile (confirmed by telephone or in writing in the case of notice by facsimile) or any other customary means of communication, and any such notice shall be effective when delivered, or if mailed, three (3) days after deposit in the United States mail with proper postage for ordinary mail prepaid, to the addresses set forth on Schedule N hereto.

         Counterparts. This Exchange Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

         Binding Effect. Except as otherwise provided herein, this Exchange Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

         Entire Agreement. This Exchange Agreement and other Transaction Documents contain the entire agreement of the parties with respect to the subject matter hereof and thereof and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

         Assignability. This Exchange Agreement is not transferable or assignable by either party without the consent of the other party.

         Law Governing. Each of the Exchange Agreement and the other Transaction Documents shall be enforced, governed and construed in all respects in accordance with the laws of the State of Florida, without giving effect to its conflicts of law principles.

         1.4 Power of Attorney. Each Shareholder hereby acknowledges that this Exchange Agreement and the Shares Escrow Agreement dated as of the date hereof are the Exchange Agreement and the Shares Escrow Agreement, respectively, referred to in the Power of Attorney delivered by such Shareholder in connection herewith.

                                   DEFINITIONS

         Capitalized terms used herein but not otherwise defined herein or therein shall have the following meanings:

                  "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

                  "Bankruptcy Exception" means any limitation on imposed (i) by any bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar law affecting creditors' rights and remedies generally and (ii) with respect to the enforceability of the Exchange Agreement or any other Transaction Document, by general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  "Barras Investments" means Barras Investments, a corporation organized under the laws of the Republic of Panama.

                  "Class A Common Stock" means Class A Common Stock of the Company, at $.0005 par value per share.

                  "Class B Common Stock" means Class B Common Stock of the Company, at $.0005 par value per share.

                  "Closing Date" means March 23, 2001.

                  (a) "Common Stock" means Class A Common Stock and Class B Common Stock.

                  (b) "Company Release" means a release duly executed by each Shareholder and each Other Plaintiff substantially in the form of Exhibit C hereto.

                  "CRG" means Corporate Relations Group, Inc.

                  (c) "Deferred Amount" means $150,000.

                  "Deposited Shares" has the meaning assigned to it in Section 1.5(a) hereof.

                  (d) "Designation Statement" means the Designation Statement filed by the Company with the Secretary of State of the State of Florida on _________ 1997, with respect to the Series A Convertible Preferred Stock.

                  "Escrowed Amount" means Fifty Thousand United States dollars ($50,000.00) held in escrow pursuant to the terms of the Letter Agreement by Ackerman Link Sartory Trust Account.

                  "Event of Default" means failure by the company to pay any amount due and payable under the Note within five (5) days of the Maturity Date.

                  (e) "Excess Proceeds" means any amount received by the Shareholders' Representative from the sale of the Deposited Shares which is in excess of the aggregate unpaid and past due amount under the Note as of the date of such sale.

                  "Exchanged Shares" has the meaning assigned to it in Section
1.1 hereof.

                  (f) "Final Shares Release Notice" has the meaning assigned to it in the Shares Escrow Agreement.

                  (g) "Indemnitees" has the meaning assigned to it in Section 1.4(d) hereof.

                  (h) "Lawsuit" means Agricola Coco Bohn, S.A., et al. v. Chicken Kitchen Corporation, et. al.: Case No.: 99-4608-CA-2.

                  (i) "Letter Agreement" means the Letter Agreement dated June 22, 2000, between Scott J. Link, Esq., on behalf of all persons or entities who were or are party plaintiffs in the Lawsuit, and Michael P. Woodbury, Esq., on behalf of all defendants in the Lawsuit.

                  "Liens" means any title defect, conflicting claim of ownership, lease, sublease, bailment, conditional sales contract, option to acquire, right of first refusal, assignment, privilege, levy, execution, seizure, attachment, garnishment, security interest, ownership interest, covenant, restriction, reservation, order, decree, judgment, stipulation, settlement, objection, mortgage, charge, pledge, lien, claim or other encumbrance whatsoever, whether fixed or floating and howsoever created or arising.

                  "Maturity Date" means the first anniversary of the Closing
Date.

                  (j) "Note" has the meaning assigned to it in Section 1.4(a) hereof.

                  "Olympus Capital" means Olympus Capital, Inc., a Florida corporation.

                  "Person" means an individual, corporation, partnership, limited liability company, trust, unincorporated organization or any other entity, including a governmental authority, and words having a similar meaning.

                  (k) "Preferred Stock" has the meaning assigned to it in
Section 1.1 hereof.

                  (l) "Power of Attorney" has the meaning assigned to it in
Section 2.2(e) hereof.

                  (m) "Purchase Date" has the meaning assigned to it in Section 1.3(b) hereof.

                  "Rule 144" means Rule 144 promulgated under the Securities
Act.

                  "Securities Act" means Securities Act of 1933, as amended.

                  (n) "Shareholders Release" mean a Shareholders Release substantially in the form of Exhibit B hereto.

                  (o) "Shareholders' Representative" means Olympus Capital, or any successor approved by all Shareholders with written consent of the Company and Mr. de Berdouare, which consent shall not be unreasonably withheld.

                  (p) "Shares Escrow Agent" means the "Escrow Agent" as defined in the Shares Escrow Agreement.

                  (q) "Shares Escrow Agreement" means the Shares Escrow Agreement dated as of the date hereof among the Shareholders, Olympus Capital, as Shareholders' Representatives and L. Van Stillman as Escrow Agent as amended, restated or otherwise modified from time to time.

                  (r) "Shares Release Certificate" means a certificate duly executed by the Shareholders' Representative substantially in the form of Exhibit A to the Shares Escrow Agreement.

                  (s) "Stipulation of Dismissal" means Stipulation of Dismissal duly executed by Scott J. Link, acting on behalf of Shareholders and the Other Plaintiffs, and Michael P. Woodbury, Esq., acting on behalf of the Company and Mr. de Berdouare, substantially in the form of Exhibit D hereto.

                  (t) "Time Period" means time period commencing on the Closing Date, upon due execution and delivery of the Transaction Documents by all parties hereto and thereto and ending on the earlier of: (i) the earlier of (x) twelve (12) months after the relisting of the Company as a trading security on the OTC Bulletin Board, or (y) twenty-four (24) months after the Closing Date; and (ii) the date the Shareholders cease to own more than 10% of the Exchanged Shares.

                  (u) "Transaction Documents" means the following documents: (i) Exchange Agreement, (ii) Shares Escrow Agreement, (iii) the Note, (iv) Shareholders Release, and (v) Company Release.

                  "Transfer Agent" has the meaning assigned to it in Section 2.2(f) hereof.

            [The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.


CHICKEN KITCHEN CORPORATION

By: /s/ Christian Mahe de Berdouare
   ------------------------------------
Name: /s/Cristian Mahe d ec Berdouare
     ----------------------------------
Title: Chairman, President & CEO
      ---------------------------------


                                           /s/ Christian Mahe de Berdouare
                                           -------------------------------------
                                           Christian Mahe de Berdouare

AGRICOLA COCO BONH, S.A.

By:
   ----------------------------------
   Name:
   Title:
                                           AZUCAR, LTD.

                                           By:
                                              ----------------------------------
                                              Name:
BARRAS INVESTMENT                             Title:

By:
   ----------------------------------
   Name:
   Title:

---------------------------------
William Beckman


C.A. OPPORTUNIDAD, S.A.

By:
   ----------------------------------
   Name:
   Title:

---------------------------------
Kristy Cash

CASTLE CREEK VALLEY RANCH PARTNERSHIP DBPP

By:
   ----------------------------------
   Name:
   Title:

---------------------------------
Charles Devine


----------------------------------
Jimmy Dean Dowda


EDWARDS CAPITAL CORPORATION


By:
   ----------------------------------
   Name:
   Title:


MATTHEW HOLSTEIN PENSION PLAN

By:
   ----------------------------------
   Name:
   Title:

---------------------------------
Phillip Holstein

                                            ---------------------------------
                                            Bruce Knox

                                            ---------------------------------
                                            Ed Leinster

                                            ---------------------------------
                                            Frederick A. Lenz


                                            HASSAN ABDUL, S.A.

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            ---------------------------------
                                            Michael M. Louis, Jr.

                                            ---------------------------------
                                            David Mallen

                                            ---------------------------------
                                            John T. Mitchell


                                            NOSTRADAMUS, S.A.

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            ---------------------------------
                                            Richard M. Peck


                                            POW WOW, INC.

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            ---------------------------------
                                            Barry Seidman

                                            ---------------------------------
                                            James Skalko

                                            ---------------------------------
                                            Joseph Sloves

                                            ---------------------------------
                                            Dominick Vicari

                                            WORLD CAPITAL FUNDING, L.L.C.

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            ---------------------------------
                                            Arnold A. Zousmer


                                            SURELOCK, INC.

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            ---------------------------------
                                            James Spratt


                                            OLYMPUS CAPITAL, INC.

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                     Annex A

                 Shareholders; Preferred Stock; Exchanged Shares

--------------------------------------------------------------------------------------------------
                            (A)                                   (B)                (C)
                                                               Number of
                                                               Series A
                                                               Preferred     Number of Exchanged
                                                              Stock Owned          Shares
--------------------------------------------------------------------------------------------------
Agricola Coco Bohn, S.A., a corporation organized under                 200               825,806
the laws of Costa Rica

Azucar, Ltd, a corporation organized under the laws of                   75               309,677
Turks & Caicos Islands

Barras Investment, a corporation organized under the laws               370             1,527,741
of The Republic of Panama

William Beckman                                                          25               103,226

C.A. Opportunidad, S.A., a corporation under                             87               359,226
the laws of Costa Rica

Kristy Cash                                                              25               103,226

Castle Creek Valley Ranch Partnership, DBPP                              50               206,452

Charles Devine                                                          200               825,806

Jimmy Dean Dowda                                                        100               412,903

Edwards Capital Corporation, a corporation organized under              100               412,903
the laws of the Cayman Islands

Matthew Holstein Pension Plan                                            25               103,226

Philip Holstein                                                          50               206,452

Bruce Knox                                                              100               412,903

Ed Leinster                                                             150               619,355

Frederick A. Lenz                                                       150               619,355

Hassan Abdul, S.A., a corporation organized under the laws               88               363,356
of Turks and Caicos Islands

Michael M. Louis, Jr.                                                    40               165,161

David Mallen                                                             25               103,226

John T. Mitchell                                                        100               412,903

Nostradamus, S.A., a corporation organized under the laws               425             1,754,839
of Turks & Caicos Islands

Richard M. Peck                                                          25               103,226

Barry Seidman                                                           475             1,961,290
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                            (A)                                   (B)                (C)
                                                               Number of
                                                               Series A
                                                               Preferred     Number of Exchanged
                                                              Stock Owned          Shares
--------------------------------------------------------------------------------------------------
James Skalko                                                            300             1,238,710

Joseph Sloves                                                            50               206,452

Dominick Vicari                                                          65               268,387

World Capital Funding, L.L.C., a limited liability company              100               412,903
organized under the laws of the State of Delaware

Arnold A. Zousmer                                                       475             1,961,290

Total                                                                 3,875            16,000,000
--------------------------------------------------------------------------------------------------

                                     Annex B

                  Pow Wow, Inc.
                  Surelock, Inc.
                  Olympus Capital, Inc.
                  James Spratt


                                   Schedule N

CHICKEN KITCHEN CORPORATION
Address:    770 Ponce de Leon Blvd.
            Suite 200
            Coral Gables, FL 33134

Christian Mahe De Berdouare
Address:    5750 N. Bay Road
            Miami Beach, FL 33140
            Fax: (305)866-9739

AGRICOLA COCO BONH, S.A.
Address:    c/o Mr. Jose Antonio Gomez, President
            Apartado 1474-C.P. 1000
            San Jose, Costa Rica
            Fax: 011-506-258-3744

AZUCAR, LTD.
Address:    c/o Mr. Jose Antonio Gomez, President
            Apartado 1474-C.P. 1000
            San Jose, Costa Rica
            Fax: 011-506-258-3744

BARRAS INVESTMENTS
Address:    Martastrasse 137
            Postfach 8040
            Zurich, Switzerland
            Fax: 011-411-451-3035

William Beckman
Address:    2211 S. Terrace Blvd.
            Longwood, Florida 32779
            Fax: (407)660-1655

C.A. Oportunidad S.A.
Address:    c/o Mr. Jose Antonio Gomez, President
            Apartado 1474-C.P. 1000
            San Jose, Costa Rica
            Fax:  (506) 258-3995

Kristy Cash
Address:    2180 Dover Street
            Lakewood, Colorado 80215
            Fax: (303) 232-3082

CASTLE CREEK VALLEY RANCH PARTNERSHIP DBPP
Address:    P.O. Box 2747
            Aspen, Colorado  81612
            Fax: ( 970) 920-9361

Charles Devine
Address:    1433 Oakfield Drive
            Brandon, FL  33511
            Fax: (813) 689-0435

Jimmy Dean Dowda
Address:    8052 Cherry Lake Road
            Groveland, FL 33476
            Fax: (354) 429-9172

EDWARDS CAPITAL CORPORATION
Address:    ATTN:  Mr. W.J. Matthews, President
            P.O. Box 1044
            Grand Cayman, Cayman Islands BW1
            Fax: (345) 949-7325

MATTHEW HOLSTEIN PENSION PLAN
Address:    P.O. Box 2747
            Aspen, Colorado 81612
            Fax: (970) 544-0374

Hassan Abdul, S.A.
Address:    c/o Mr. Jose Antonio Gomez, President
            Apartado 1474-C.P. 1000
            San Jose, Costa Rica
            Fax: 011-506-258-3744

Bruce Knox
Address:    c/o Knox Nursery
            4349 N. Hiawassee Road
            Orlando, Florida 32818
            Fax: (407) 290-1702

Ed Leinster
Address:    c/o Faith Williams
            2788 D Curry Ford Road
            Orlando, Florida 32806
            Fax: (407) 894-8435

Frederick A. Lenz
Address:    113 Hathaway Drive
            Altamonte Springs, Florida 32701
            Fax: (407) 831-6106

Michael M. Louis, Jr.
Address:    5634 Edgewater Drive
            Orlando, Florida 32810
            Fax: (407) 294-9689

David Mallen
Address:    2300 Randall Drive
            Winter Park, Florida 32789
            Fax: (407) 843-8591

John T. Mitchell
Address:    5422 Monterrey Club Court
            Windermere, Florida 34786
            Fax: (407)876-7476

NOSTRADAMUS, S.A.
Address:    c/o Mr. Jose Antonio Gomez, President
            Apartado 1474-C.P. 1000
            Fax: 011-506-258-3744

Richard M. Peck
Address:    1205 Pinewood Lane
            Ocoee, FL 34761
            Fax: (407) 422-0590

POW WOW, INC.
Address:    136 Vista Oak Drive
            Longwood, FL 32779
            Fax: (407) 333-3191

Barry Seidman
Address:    16631 Avenida Molino Viejo
            P.O. Box 9813
            Rancho Sante Fe, California 92067
            Fax: (858) 759-0336

James Skalko
Address:    136 Vista Oak Drive
            Longwood, FL 32779
            Fax: (407) 333-3191

Joseph Sloves
Address:    0800 Cluny Road
            Aspen, CO 81611
            Fax: (970) 923-6292

Dominick Vicari
Address:    5520 Rockwood Avenue
            Orlando, Florida 32839
            Fax: (407) 339-4476

WORLD CAPITAL FUNDING, L.L.C.
Address:    c/o Mr. Keith Mazer
            1625 Larimer Street, Suite 1903
            Denver, Colorado 80202
            Fax: (303) 620-9199

Arnold A. Zousmer
Address:    P.O. Box 9906
            Rancho Sante Fe, California 92067
            Fax: (858) 756-1464

OLYMPUS CAPITAL, INC.
Address:    attn: James Spratt
            4828 S. Peninsula Drive
            Ponce Inlet, Florida  32127
            Fax: (904) 304-6070

L. Van Stillman
Address:    1177 George Bush Boulevard
            Suite 308
            Delray Beach, Florida  33483
            Fax:  (561) 330-9116

James Spratt
Address:    4828 S. Peninsula Drive
            Ponce Inlet, Florida  32127
            Fax: (904) 304-6070

SURELOCK, INC.
Address:    c/o Donald Bain
            P.O. Box N. 7406
            Providence House, East Hill Street
            Nassau, Bahamas
            Fax: (242) 324-2565